Safety, Income & Growth Inc. The Ground Lease Company (NYSE: SAFE) Q3’17 Earnings Results October 26, 2017

1 Safety, Income & Growth Inc. The Ground Lease Company Forward-Looking Statements and Other Matters This release may contain forward-looking statements. All statements other than statements of historical fact are forward-looking statements. These forward-looking statements can be identified by the use of words such as “illustrative”, “representative”, “expect”, “plan”, “will”, “estimate”, “project”, “intend”, “believe”, and other similar expressions that do not relate to historical matters. These forward-looking statements reflect the Company’s current views about future events, and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause Company’s actual results to differ significantly from those expressed in any forward-looking statement. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: market demand for ground lease capital; the Company’s ability to source new ground lease investments; risks that the rent adjustment clauses in the Company's leases will not adequately keep up with changes in market value and inflation; risks associated with certain tenant and industry concentrations in our initial portfolio; conflicts of interest and other risks associated with the Company's external management structure and its relationships with iStar and other significant investors; risks associated with using debt to fund the Company’s business activities (including changes in interest rates and/or credit spreads, and refinancing and interest rate risks); general risks affecting the real estate industry and local real estate markets (including, without limitation, the potential inability to enter into or renew ground leases at favorable rates, including with respect to contractual rate increases or participating rent); dependence on the creditworthiness of our tenants and their financial condition and operating performance; competition from other developers, owners and operators of real estate (including life insurance companies, pension funds, high net worth investors, sovereign wealth funds, mortgage REITs, private equity funds and separate accounts); unknown liabilities acquired in connection with real estate; and risks associated with our failure to qualify for taxation as a REIT under the Internal Revenue Code of 1986, as amended. Please refer to the section entitled “Risk Factors” in our Prospectus, dated June 27, 2017, filed with the Securities and Exchange Commission (SEC) for further discussion of these and other investment considerations. The Company expressly disclaims any responsibility to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Investor Relations Contact Jason Fooks (212) 930-9400 investors@safetyincomegrowth.com

Q3'17 Highlights

- The company reported Q3 2017 results of:

	$ in Thousands	Per Share
Net Income (Loss)	($721)	($0.04)
FFO[1]	$1,545	$0.08
AFFO[1]	$2,019	$0.11

Note: Results for Q3 2017 do not include any percentage rent from the Hilton Western Portfolio, which is paid annually and recorded in the first quarter. If the prior year's percentage rent payment of $3.0MM were straight-lined over the year, it would add an additional $750k or $0.04 per share to quarterly results.[2]

- New investments:
  - LifeHope Medical Campus: $16.0MM ground lease investment underlying a medical office building in Alpharetta, GA
  - Great Oaks Multi-Family: Subsequent to quarter-end, entered into a 3-year forward commitment to purchase a $34MM ground lease on a luxury 301-unit multi-family project, which is currently under construction in San Jose, CA
- Pipeline stands at $1.1B and Company continues to target doubling initial $340MM portfolio by December 31, 2017
- CBRE appraised the Combined Property Value of the portfolio at $1.5B which imputes Value Bank of $993MM or $54.56 per share[3]
- Paid first dividend of $0.1566 per share, which represents $0.15 for the 3rd quarter and $0.0066 for the 2nd quarter stub period post IPO

Note: See the Glossary appendix for definitions of capitalized terms used in this presentation.
(1) See the Non-GAAP financial metrics in Section 1 for reconciliations of these measures to GAAP net income.
(2) Please see Note 5 in the End Notes.
(3) See the Company's Current Report on Form 8-K filed on October 26, 2017 with the Securities Exchange Commission (SEC) for a discussion of the CBRE appraisals and the Company's calculation of Value Bank.

Safety, Income & Growth Inc.
The Ground Lease Company
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3 Safety, Income & Growth Inc. The Ground Lease Company Section 1 – Earnings Q3’17 Earnings Overview SAFE, initially capitalized on April 14, 2017 with investments by iStar and two institutional investors, completed its initial public offering on June 27, 2017. Note: $ in thousands, except per share information. (1) Results for 4/14/17 - 9/30/17 include an initial $0.8MM stock grant to directors in consideration for joining SAFE’s board. Three Months Ended 9/30/17 For the Period 4/14/17 – 9/30/17 Net Income ($721) ($2,325)(1) per share ($0.04) ($0.18) FFO $1,545 $1,814(1) per share $0.08 $0.14 AFFO $2,019 $2,912 per share $0.11 $0.23 Note: Results for Q3 2017 do not include any percentage rent from Hilton Western Portfolio, which is paid annually and recorded in the first quarter. If the prior year’s percentage rent payment were straight-lined over the year, it would add an additional $750k or $0.04 per share to quarterly results.

4 Safety, Income & Growth Inc. The Ground Lease Company Section 1 – Earnings Income Statement Note: $ in thousands Three Months Ended 9/30/2017 For the Period 4/14/17 – 9/30/17 Revenues: Ground lease and other lease income $6,172 $10,374 Other income 84 86 Total revenues $6,256 $10,460 Costs and expenses: Interest expense $2,445 $4,313 Real estate expense 472 897 Depreciation and amortization 2,266 4,139 General and administrative 1,672 2,055 Stock based compensation - 766 Other expense 122 615 Total costs and expenses $6,977 $12,785 Net income (loss) ($721) ($2,325) Note: Results for Q3 2017 do not include any percentage rent from Hilton Western Portfolio, paid annually and recorded annually in the first quarter. If the prior percentage rent payment were straight-lined over the year, it would add an additional $750k to quarterly results.

5 Safety, Income & Growth Inc. The Ground Lease Company Section 1 – Earnings FFO / AFFO Note: $ in thousands. See the “Appendix” towards the end of this presentation for an explanation of FFO and AFFO. Three Months Ended 9/30/2017 For The Period 4/14/17 – 9/30/17 Net income ($721) ($2,325) Add: Real estate related depreciation and amortization 2,266 4,139 FFO $1,545 $1,814 FFO $1,545 $1,814 Less: Straight-line rental income (1,378) (2,422) Add: Amortization of real estate-related intangibles, net 408 754 Add: Stock-based compensation - 766 Add: Acquisition costs - 381 Add: Non-cash management fee expense 1,219 1,393 Add: Non-cash interest expense 225 226 AFFO $2,019 $2,912 Weighted avg. share count 18,190 12,731 FFO per share $0.08 $0.14 AFFO per share $0.11 $0.23 Note: Results for Q3 2017 do not include any percentage rent from Hilton Western Portfolio, which is paid annually and recorded in the first quarter. If the prior year’s percentage rent payment were straight-lined over the year, it would add an additional $750k or $0.04 per share to quarterly results.

6 Safety, Income & Growth Inc. The Ground Lease Company # of Assets Ground Lease Basis Real Estate, 6/30/2017 14 $481 Acquisitions: LifeHope Medical Campus 1 $16 Real Estate, 9/30/2017 15 $497 Future Commitments: Great Oaks Multifamily 1 $34 Section 2 – Portfolio Portfolio Roll Forward Note: $ in millions.

7 Safety, Income & Growth Inc. The Ground Lease Company Section 2 – Portfolio New Investment: LifeHope Medical Campus 3333 Old Milton Parkway – Alpharetta, GA Asset Description A 117K rsf, 6-story medical office building on 10.2 acres. The property will be renovated and converted into a class-A building, which is currently expected to take 12+ months. Source New origination from repeat customer Purchase Price $16.0MM Initial Rent / Cap Rate $880k / 5.5% Rent Escalations Rent adjusts annually with a fixed 2.0% increase Basis as % of CPV(1) 33% Projected Stabilized Ground Rent Coverage > 3.5x (grows to 4x in Year 2) Lease Term Remaining 99 Years (Expires 2116) Leasehold Property 100% pre-leased to sub-tenants with weighted average term of 17 years Affiliate Transaction Leasehold finance provided by iStar (1) CPV is Combined Property Value based on management’s estimate. Recently acquired and has not yet been reviewed by CBRE. Basis refers to SAFE’s historical cost basis in its ground leases. See Glossary.

8 Safety, Income & Growth Inc. The Ground Lease Company Section 2 – Portfolio Forward Commitment: Great Oaks Multi-Family Raleigh Road & Via del Oro – San Jose, CA Asset Description A luxury multi-family project containing 301 units currently under construction in San Jose, CA Source New origination in conjunction with iStar(1) Forward Commitment SAFE has committed to purchase the ground lease from iStar on November 1, 2020 Purchase Price $34.0MM Rent at SAFE Acquisition / Implied Cap Rate $1.27MM / 3.75% Rent Escalations Rent adjusts annually with a fixed 2.0% increase Basis as % of CPV(2) 26% Stabilized Ground Rent Coverage(3) > 5.0x Lease Term Remaining at SAFE acquisition 96 Years (Expires 2116) Affiliate Transaction iStar was the former owner of the land and is the construction lender (1) Transaction approved by the independent members of the Board of Directors of both SAFE and iStar. (2) CPV is Combined Property Value based on management’s estimate. Basis refers to SAFE’s historical cost basis in its ground leases. See Glossary. (3) Estimated ground rent coverage at stabilization, assuming construction is completed within our expected timeframe. Estimates are based on available market information including leasing activity at comparable properties in the market.

9 Safety, Income & Growth Inc. The Ground Lease Company Section 2 – Portfolio Geographic Diversification by MSA Note: Percentages based on total Ground Lease Basis of $497 million. Seattle 14.6% 11.3% 18.3% Detroit Salt Lake City 6.5% San Diego 4.4% San Francisco 4.1% Durango 2.8% Dallas 5.6% Atlanta 1.9% Washington 1.6% Milwaukee 28.6% Los Angeles 0.4% Minneapolis

10 Safety, Income & Growth Inc. The Ground Lease Company >60 yrs 50% <20 yrs 49% 20-60 yrs 1% 50-60% 29% 40-50% 14% 30-40% 24% <30% 33% 4.0-5.0x 6% 3.0-4.0x 39% 5.0x+ 55% Hospitality 47% Multi-Family 30% Office 22% Industrial 1% Percentage Rent 46% Inflation Adjusted 28% Fixed 26% Section 2 - Portfolio Portfolio Stratification (1) Includes our estimated underwritten Underlying Property NOI. Additionally, this includes ground rent coverage at stabilization of properties under development, assuming construction is completed within our expected timeframe. Company estimates are based on available market information including leasing activity at comparable properties in the applicable markets. (2) Weighted based on in-place base rent; assumes leases are fully extended based on in-place rent. (3) Excluding 6200 & 6201 Hollywood Blvd which are inflation-adjusted and were acquired in Q2’17. Excluding LifeHope which was acquired in Q3’17. (4) CPI for TTM was 1.6%. (5) CPV is Combined Property Value. See Glossary. Property Type $497MM Property NOI to Ground Rent W.A. 4.6x(1) Rent Escalator / % Rent 2.8% TTM(3)(4) Basis as % of CPV(5) W.A. 33.4% Lease Term Remaining(2) W.A. 66.5 yrs (1.5% W.A. Bump) (3.5% YoY Increase)

11 Safety, Income & Growth Inc. The Ground Lease Company Create / Originate 80% Acquire 20% Section 2 – Portfolio Pipeline Note: There can be no assurance that SAFE will acquire or originate any of the investments currently being pursued on favorable terms or at all. Percentages are based on estimated ground lease value. $1.1B Pipeline Location (MSA) $812MM Under Review $278MM Active Negotiation Property Type Sourcing Strategy Chicago 22% Washington D.C. 18% New York 16% Philadelphia 8% Los Angeles 6% Multiple Locations 4% San Francisco 4% San Jose 3% San Antonio 3% Dallas 3% Other 13% Office 60% Multi-Family 28% Mixed Use 8% Hospitality 4%

12 Safety, Income & Growth Inc. The Ground Lease Company Section 2 – Portfolio Value Bank of $993MM or $54.56 per Share  At expiration or earlier termination of its Ground Leases, SAFE’s reversion rights create additional potential value to stockholders by allowing SAFE to take title to the buildings / improvements on its land(1)  Value Bank is calculated as today’s estimated Combined Property Value (CPV) less SAFE’s Ground Lease Basis (1) Our ability to recognize value through reversion rights may be limited by the rights of our tenants under some of our ground leases, including tenant rights to purchase the properties or level properties under certain circumstances. See our Current Report on Form 8-K filed with the SEC on October 26, 2017 and “Risk Factors” in our Prospectus, dated June 27, 2017, filed with the SEC, for a further discussion of such tenants rights. (2) SAFE may utilize management’s estimate of CPV for ground lease investments recently acquired that CBRE has not yet appraised. See our 8-K filed October 26, 2017 with the SEC for additional detail on CBRE’s valuation and our calculation of Value Bank. $993MM Estimated Value Bank (CPV – Ground Lease Basis) $497MM Ground Lease Basis (Purchase Cost) $1.5B Total CPV At 9/30/17 Combined Property Value Ground Lease Basis Value Bank $1,490MM $497MM $993MM CBRE conducted independent appraisals of the CPV of each asset(2)

13 Safety, Income & Growth Inc. The Ground Lease Company Note: $ in millions. (1) See Note 5 in End Notes. (2) Adjusted EBITDA represents annualized AFFO for the quarter ending September 30, 2017 plus percentage rent payments over the TTM for Hilton Western Portfolio and before annualized interest expense for the quarter ended September 30, 2017. There can be no assurance that the Company will receive percent rent payments in future periods. (3) Underlying Property NOI information provided by our One Ally tenant is confidential. We have calculated an NOI estimate based on available market information. We present these metrics both including and excluding our internally-generated NOI estimate for One Ally. Section 3 –Capital Structure Credit Metrics Leverage Book Debt $227 Book Equity $358 Leverage (Debt to Equity) 0.6x Target 2.0x Combined Property Value $1,490 Debt as % of CPV 15.2% Target 25% Annualized FCCR As Adjusted AFFO $8.1 Hilton Western Portfolio Percentage Rent (TTM)(1) 3.0 Interest Expense 9.8 Adjusted EBITDA (D) $20.9(2) Interest Expense (B) $9.8 Corporate FCCR (D) / (B) 2.1x Underlying Property NOI (E) $94/$81(3) Look-Through FCCR (E) / (B) 9.5x/8.2x  Target leverage of (i) 25% of CPV and (ii) 2x debt to equity  10 years+ of interest protection As of September 30, 2017 Annualized Earnings to Fixed Charges GAAP Net income (loss) ($2.9) Hilton Western Portfolio Percentage Rent (TTM)(1) 3.0 Interest Expense 9.8 Earnings Prior to Fixed Charges (A) $9.9 Interest Expense (B) $9.8 Earnings to Fixed Charges (A) / (B) 1.0x Underlying Property NOI (C) $94/$81(3) Look-Through FCCR (C) / (B) 9.5x/8.2x

14 Safety, Income & Growth Inc. The Ground Lease Company 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 Section 3 –Capital Structure Debt Overview Note: $ in millions. (1) Initial maturity is June 2020 with two 1-year extensions. (2) April 2027 represents Anticipated Repayment Date. Final maturity is April 2028. (3) 3.795% coupon effectively locked in and reduced to 3.77% with swap rate lock. (4) Based on LIBOR of 1.23% at September 30, 2017. $300(1) $227(2) Debt Maturity Profile Revolver Capacity W.A. Maturity is 10 years Debt Profile 2022 Jun.(1) $300 L+135 2027 Apr.(2) $227 3.77%(3) Total $527 3.10%(4) Hedge Profile Amount Effective Date Maturity Date Base Rate $45 floating to fixed swap 8/1/2017 10/1/2017 1.709% $95 floating to fixed swap 10/1/2017 10/1/2020 1.709% $95 floating to fixed swap 10/1/2020 10/1/2030 2.628% $10 floating to fixed swap 10/1/2017 10/1/2020 1.545% $10 floating to fixed swap 10/1/2020 10/1/2030 2.435% As of September 30, 2017

15 Safety, Income & Growth Inc. The Ground Lease Company Section 3 –Capital Structure Balance Sheet Note: $ in thousands. “Real estate-related intangibles, net” represents real estate-related intangible assets of $140MM and $132MM for the periods ended September 30 and June 30, 2017, respectively, less real estate-related intangible liabilities of $58MM for the periods ended September 30 and June 30, 2017, respectively. As of As of September 30, 2017 June 30, 2017 Assets Real estate Real estate, gross $413,145 $406,844 Accumulated depreciation (2,752) (1,251) Real estate, net 410,393 405,593 Real estate-related intangibles, net 81,955 73,428 Ground lease assets, net 492,348 479,021 Cash and cash equivalents 91,327 107,579 Other assets 8,735 5,273 Total assets $592,410 $591,873 Liabilities and Equity Liabilities: Debt obligations, net $227,396 $227,406 Accounts payable and other liabilities 6,783 5,945 Total liabilities $234,179 $233,351 Equity: Common stock $182 $182 Additional paid-in capital 363,465 360,070 Retained earnings (deficit) (5,173) (1,604) AOCI (243) (126) Total equity $358,231 $358,522 Total liabilities and equity $592,410 $591,873

16 Safety, Income & Growth Inc. The Ground Lease Company Appendix

17 Safety, Income & Growth Inc. The Ground Lease Company Appendix Glossary Ground Lease Basis Ground Lease Basis is the historical purchase price paid by SAFE to acquire or originate a ground lease. Combined Property Value (CPV) The current combined value of the land, buildings and improvements relating to a commercial property, as if there was no Ground Lease on the land at the property. CPV is based on independent appraisals by CBRE. The Company will use management estimates for recently acquired and originated ground leases for which appraisals from CBRE are not yet available. Basis as % of CPV Calculated as our Ground Lease Basis divided by CPV. We believe the metric is an indicative measure of the safety of our position in a real estate property’s capital structure and represents our last-dollar economic exposure to the underlying property values. Value Bank Calculated as the difference between CPV and Ground Lease Basis. We believe Value Bank represents additional potential value to SAFE stockholders through the reversion rights embedded in standard ground leases. Ground Rent Coverage The ratio of the Underlying Property’s NOI to the annualized base rental payment due to us. We believe the metric is indicative of our seniority in a property’s cash flow waterfall. Underlying Property NOI is based on information reported to us by our tenants without an independent investigation or verification by us. We are prohibited from publically disclosing the Underlying Property NOI at One Ally Center pursuant to a confidentiality agreement with the tenant. We have estimated the ground rent coverage for One Ally Center based upon available market information. Funds from Operations (FFO) FFO is computed in accordance with the National Association of Real Estate Investment Trusts (NAREIT) which defines FFO as net income (determined in accordance with GAAP), excluding gains or losses from sales of depreciable operating property, plus real estate-related depreciation and amortization. Adjusted Funds from Operations (AFFO) Calculated by adding (or subtracting) to FFO the following items: straight-line rental income, the amortization of real estate-related intangibles, stock-based compensation, acquisition costs, non-cash management fees, and expense reimbursements, the amortization of deferred financing costs and other expenses related to debt obligations. FCCR, as adjusted Fixed Charge Coverage Ratio computed as annualized adjusted EBITDA divided by annualized fixed interest charges. Adjusted EBITDA Calculated as the sum of annualized AFFO prior to interest expense and the TTM percent rent payments from Hilton Western Portfolio. Underlying Property NOI With respect to a property, the net operating income of the commercial real estate being operated at the property without giving effect to any rent paid or payable under our ground lease. Net operating income is calculated as property-level revenues less property- level operating expenses as reported to us by the tenant. We rely on net operating income as reported to us by our tenants without any independent investigation by us. We are prohibited from publically disclosing the Underlying Property NOI at One Ally Center pursuant to a confidentiality agreement with the tenant; therefore, in this presentation we have provided information using an assumed Underlying Property NOI at One Ally Center, we have also presented the same information excluding all assumed Underlying Property NOI at One Ally Center. Leverage The ratio of book debt to book equity.

18 Safety, Income & Growth Inc. The Ground Lease Company Appendix Explanation of FFO and AFFO We present FFO and AFFO because we consider them to be important supplemental measures of our operating performance and believe that they are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. FFO is a widely recognized non-GAAP financial measure for REITs that we believe, when considered with financial statements determined in accordance with GAAP, is useful to investors in understanding financial performance and providing a relevant basis for comparison among REITs. We compute Funds From Operations (FFO) in accordance with the National Association of Real Estate Investment Trusts, or NAREIT, which defines FFO as net income (loss) (determined in accordance with GAAP), excluding gains or losses from sales of depreciable operating property, plus real estate-related depreciation and amortization. We compute Adjusted Funds From Operations (AFFO) by adding (or subtracting) to FFO the following items: straight-line rental income, the amortization of real estate-related intangibles, non-cash management fees and expense reimbursements, stock-based compensation, acquisition costs and the amortization of deferred financing costs and other expenses related to debt obligations. We consider AFFO to be a useful metric when evaluating the key drivers of our long term operating performance, which are relatively straightforward. Our Ground Lease investments generate rental income and our tenants are typically responsible for all property level expenses. As a result, we incur minimal property level cash expenses that are not reimbursed. Furthermore, we subtract straight-line rent because it represents non-cash GAAP income, which creates a material difference between our GAAP rental income recorded and the cash rent we receive, particularly due to the very long duration of our leases. AFFO is presented prior to the impact of the amortization of lease intangibles, non-cash management fees and expense reimbursements, and stock-based compensation. We also add back acquisition expenses incurred for the acquisition of Ground Leases due to the long-term nature of our Ground Lease business. Our Ground Lease assets typically have long-term leases (typically 30-99 years) and acquisition expenses will only affect our operations in periods in which Ground Leases are acquired. In addition, we believe FFO and AFFO are useful to investors as they capture features particular to real estate performance by recognizing that real estate has generally appreciated over time or maintains residual value to a much greater extent than do other depreciable assets. Investors should review FFO and AFFO, along with GAAP net income (loss), when trying to understand the operating performance of an equity REIT like us. However, because FFO and AFFO exclude depreciation and amortization and do not capture the changes in the value of our properties that result from use or market conditions, which have real economic effect and could materially impact our results from operations, the utility of FFO and AFFO as measures of our performance is limited. There can be no assurance that FFO and AFFO as presented by us is comparable to similarly titled measures of other REITs. FFO and AFFO do not represent cash generated from operating activities and should not be considered as alternatives to net income (loss) (determined in accordance with GAAP) or to cash flow from operating activities (determined in accordance with GAAP). FFO and AFFO are not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions to our stockholders. Although FFO and AFFO are measures used for comparability in assessing the performance of REITs, as the NAREIT White Paper only provides guidelines for computing FFO, the computation of FFO and AFFO may vary from one company to another.

Appendix

Asset Summary

Property	Location (MSA)	Property Type	Lease Expiration / As Extended	Contractual Rent Escalations	In Place Base Rent (Annualized)[1]	TTM % Rent[2]	Total Income Cash / GAAP[3]	Underlying Property NOI to Ground Rent Coverage[4]
Doubletree Seattle Airport[5][6]	Seattle, WA	Hospitality	2025 /2035	% Rent	$4.5	$1.0	$5.5 / $5.5	3.3x
One Ally Center	Detroit, MI	Office	2114 / 2174	1.5% / p.a.[7]	2.6	N/A	2.6 / 5.3	>5.0x[8]
Hilton Salt Lake[5]	Salt Lake City, UT	Hospitality	2025 / 2035	% Rent	2.7	0.6	3.3 / 3.3	3.7x
6200 Hollywood (South)	Los Angeles, CA	Multi-Family	2104 / 2104	% of CPI / 4yrs[9]	2.6	N/A	2.6 / 2.6	>5.4x[10]
LifeHope Medical Campus	Atlanta, GA	Office	2116 / 2176	2.0% / p.a.	0.9	N/A	0.9 / 2.6	3.6x[11]
6201 Hollywood (North)	Los Angeles, CA	Multi-Family	2104 / 2104	% of CPI / 4yrs[12]	2.4	N/A	2.4 / 2.5	>6.0x[13]
Doubletree Mission Valley[5]	San Diego, CA	Hospitality	2025 / 2035	% Rent	1.1	0.7	1.8 / 1.8	6.0x
Doubletree Durango[5]	Durango, CO	Hospitality	2025 /2035	% Rent	0.9	0.3	1.2 / 1.2	3.3x
Doubletree Sonoma[5]	San Francisco, CA	Hospitality	2025 / 2035	% Rent	0.7	0.4	1.1 / 1.1	4.9x
Northside Forsyth Hospital Medical Center	Atlanta, GA	Office	2115 / 2175	1.5% / p.a.[14]	0.5	N/A	0.5 / 1.1	3.0x
Dallas Market Center: Sheraton Suites	Dallas, TX	Hospitality	2114 / 2114	2.0% / p.a.[15]	0.4	N/A	0.4 / 1.0	5.9x[16]
The Buckler Apartments	Milwaukee, WI	Multi-Family	2112 / 2112	15% / 10yrs	0.3	N/A	0.3 / 1.0	9.2x
NASA/JPSS Headquarters	Washington, D.C.	Office	2075 / 2105	3.0% / 5yrs	0.4	N/A	0.4 / 0.4	4.9x
Lock Up Self Storage Facility	Minneapolis, MN	Industrial	2037 / 2037	3.5% / 2yrs	0.1	N/A	0.1 / 0.1	6.5x[16]
Dallas Market Center: Marriott Courtyard	Dallas, TX	Hospitality	2026 / 2066	% Rent	0.1	0.2	0.3 / 0.0	18.5x[16]
Total / Weighted Avg.			49 / 67 yrs		$20.2	$3.2	$23.4 / $29.5	4.59x [17]/4.64x[18]

Note: Ranked by Total GAAP Income. See "End Notes" slide for footnotes.

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20 Safety, Income & Growth Inc. The Ground Lease Company Appendix End Notes (1) Annualized cash base rental income in place as of September 30, 2017. (2) Total percentage cash rental income during the 12 months ended September 30, 2017. (3) Total GAAP Income reflects total cash rent adjusted for non-cash income and expenses, primarily consisting of straight-line rent, to conform with GAAP. (4) Ground Rent Coverage is the ratio of the underlying property cash NOI (excluding ground rent) to the annualized in-place base ground rent. (5) Property is part of the Hilton Western Portfolio and is subject to a single master lease. In November 2016, the master lease governing the Hilton Western Portfolio which consists of five properties was amended to change the look back period for which annual percentage rent is computed from the trailing twelve months ended September 30th to the trailing twelve months ended December 31st. In March 2017, the Company recorded $0.5 million of income representing a one-time stub payment of percentage rent for the 3 months ended December 31st, 2016, to account for the change in the look back period. The aggregate $3.0 million percentage rent shown for the hotels comprising the Hilton Western excludes the one time $0.5 million stub period payment. (6) A majority of the land underlying this property is owned by a third party and is ground leased to us through 2044 for $0.4 million per year (subject to adjustment for changes in the CPI); however, our tenant pays this cost directly to the third party. (7) During each 10th lease year, annual fixed rent is adjusted to the greater of (i) 1.5% over the prior year’s rent, or (ii) the product of the rent applicable in the initial year of the 10 year period multiplied by a CPI factor, subject to a cap on the increase of 20% of the rent applicable in that initial year. (8) Represents the Company’s estimate of Ground Rent Coverage, is based on the Company’s estimate stabilized net operating income, without giving effect to any rent abatements. Underlying Property NOI information provided by our Ground Lease tenant is confidential. Company estimate is based on available market information. (9) Base rent is subject to increase every 4 years based on a percentage of growth in the CPI for the greater Los Angeles area, California in that time span. Rent increase capped at 12.0% from one rent period to the next. Next potential base increase is May 2018. Notwithstanding the foregoing, in 2058 and 2078, the annual base rent will be reset based on a calculation derived from the then fair market value of the land, but not less than the annual base rent that was in effect before the reset. (10) The property is currently under construction. We currently expect construction to be completed in 2018. Represents our underwritten expected net operating income at the property upon stabilization and our estimated Ground Rent Coverage.

21 Safety, Income & Growth Inc. The Ground Lease Company Appendix End Notes – (cont’d) (11) The property is currently under renovation. We expect renovations to be completed in April 2018. Represents underwritten expected NOI at the property upon stabilization and our estimated Ground Rent Coverage. (12) Base rent is subject to increase every 4 years based on a percentage of growth in the CPI for the greater Los Angeles area, California in that time span. Rent increase capped at 12.0% from one rent period to the next. The next potential base increase is February 2019. Notwithstanding the foregoing, in 2059 and 2079, the annual base rent will be reset based on a calculation derived from the then fair market value of the land, but not less than the annual base rent that was in effect before the reset. (13) Construction was completed in 2016 and the property is currently in the lease up phase. A full year of property results is not yet available. Represents our underwritten expected net operating income at the property upon stabilization and our estimated Ground Rent Coverage. Company estimates are based on leasing activity at the property and available market information, including leasing activity at comparable properties in the market. (14) During each 10th lease year, annual fixed rent is adjusted to the greater of (i) 1.5% over the prior year’s rent, or (ii) the product of the rent applicable in the initial year of the 10 year period multiplied by a CPI factor, subject to a cap on the increase of 20% of the prior year’s rent. (15) For the 51st through 99th years of the lease, the base rent is the greater of (i) the annual rent calculated based on 2.0% annual rent escalation throughout the term of the lease, and (ii) the fair market rental value of the property. (16) Underlying property cash NOI is based on June 30, 2017 (17) The weighted average of the Ground Rent Coverage is calculated by dividing the Underlying Property NOI by the annualized in-place base rent of $20.2MM. Underlying Property NOI is based on September 30, 2017 unless otherwise noted. Excludes estimates for One Ally Center. (18) The weighted average of the Ground Rent Coverage is calculated by dividing the Underlying Property NOI by the annualized in-place base rent of $20.1 million. Underlying Property NOI is based on September 30, 2017 unless otherwise noted. Includes estimates for One Ally Center.